ASSET PURCHASE AGREEMENT

        This ASSET PURCHASE AGREEMENT, dated as of December ___, 1998 (the "Agreement"), is made and entered into by and among Innovacom, Inc., a Nevada corporation ("Innovacom") and Champlin Turner Enterprises, Inc., a California corporation ("CTEI").

                                           RECITALS

        WHEREAS, Innovacom has been developing applications for its video encoder in the telemedicine field, (hereinafter referred to as "Telemedicine Opportunity");

        WHEREAS, Innovacom has decided that it is in the best interest of Innovacom and its shareholders to discontinue the development of the Telemedicine Opportunity and not directly pursue the telemedicine market as a business opportunity;

        WHEREAS, CTEI, a corporation partially owned by John Champlin, a director of Innovacom, is desirous of pursuing the telemedicine market as a business opportunity and is willing to assume the liabilities incurred in the development of telemedicine market in exchange for certain assets provided herein; and

        WHEREAS, the Board of Directors of Innovacom deems it advisable and in the best interests of the stockholders of Innovacom to sell all assets associated with Telemedicine Opportunity to CTEI in exchange for CTEI's assumption of the liabilities associated with the development of Telemedicine Opportunity.

        NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

I.      SALE AND PURCHASE OF ASSETS.

        1.1 Purchase of Assets. On the terms and conditions of this Agreement, Innovacom agrees to sell, transfer, assign, and convey to CTEI, all of the assets, properties, and rights associated with the Telemedicine Opportunity as of the Closing Date (as defined in Section 4.2), which assets are more particularly set forth in "Exhibit A" hereto (the "Assets").

        1.2 Assumption of Liabilities. In connection with the transfer of Innovacom's right, title, and interest in and to the Assets, CTEI will accept the assignment of, and also agrees to assume the duties and obligations of performance under those specific contracts and liabilities to which Innovacom is a party as identified in "Exhibit B" hereto (the "Liabilities").

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II.     ADDITIONAL AGREEMENT

        2.1 Software License. As an integral part of the transaction contemplated hereunder, Innovacom shall have entered into those additional covenants and agreements set forth in the Software License Agreement attached hereto as "Exhibit C" and incorporated by this reference (the "Software License Agreement").

III.    CONDITIONS.

        3.1 Conditions of the Obligations of Each Party. The obligations of Innovacom, on the one hand, and CTEI on the other hand, to consummate the transactions contemplated by this Agreement are subject to the satisfaction (or, if permissible, waiver by the party for whose benefit such conditions exist) of the following conditions:

               (a)  The parties shall have executed the Software License
 Agreement;

               (b) CTEI shall have cause Dr. John Champlin and Dr. James Turner, each individually, to execute a "General Release" releasing Innovacom of its obligations and liabilities related to the Telemedicine Opportunity, a copy of the General Release is hereto attached as "Exhibit D" and "Exhibit E," respectively.

               (c) The parties shall have agreed upon the allocation of the sales price and prepared an Asset Acquisition Statement on Form 8594 as required by Section 1060 of the Internal Revenue Code of 1986, as amended (the "Code");

               (d) All actions by or in respect of or filings with any court, arbitral tribunal, administrative agency, commission, or other governmental or regulatory authority or agency (a "Governmental Entity") required to permit the consummation of the asset purchase shall have been obtained;

               (e)  All  material   consents  of  third   parties   (other  than
Governmental Entities), if applicable, shall have been obtained; and

               (e) No claim or threat of legal action by any third party as a result of this transaction has been communicated to Innovacom, which claim or threat remains unresolved as of the Closing Date.

IV.     SIGNING AND CLOSING

        4.1 Deliveries at Signing of Agreement. Prior to or substantially contemporaneous with the execution this Agreement, Innovacom shall deliver or cause to be delivered to the CTEI evidence of the corporate authorizations approving the terms of this Agreement and the transactions contemplated herein and therein; and


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        4.2 Closing of Transaction. The closing of the transactions contemplated hereby (the "Closing") shall take place when all deliveries provided for in this
Article IV shall have been made, which shall occur on, December ____, 1998, at or before 11:00 p.m., Pacific Daylight Time, (the "Closing Date").

        4.3 Deliveries on the Closing Date by Innovacom. Provided that all of the terms and conditions of this Agreement have been satisfied, Innovacom shall deliver or cause to be delivered to CTEI the following on or before the Closing
Date:

               (a)    The executed Software License Agreement;

               (b) (i) Bills of sale or documents of assignment as shall be required to vest in CTEI good and marketable title to all the Assets, and (ii) operating control of the Assets; and

               (c) A certificate signed by the President of Innovacom that all of the representations and warranties of the Innovacom set forth in this Agreement are true and correct in all material respects and that all of the conditions of this Agreement applicable to the Closing Date have been satisfied or waived.

        4.4 Deliveries on the Closing Date by CTEI. Provided that all of the terms and conditions of this Agreement have been satisfied, CTEI shall deliver or cause to be delivered to Innovacomthe following on or before the Closing
Date:

               (a)    The General Release signed by Dr. John Champlin;

               (b)    The General Release signed by Dr. James Turner; and

               (c) A certificate signed by the President of CTEI that all of the representations and warranties of the Innovacom set forth in this Agreement are true and correct in all material respects and that all of the conditions of this Agreement applicable to the Closing Date have been satisfied or waived; and

        4.5 Filings; Cooperation. Innovacom and CTEI shall, on request and without further consideration, cooperate with one another by furnishing or using their best efforts to cause others to furnish any additional information and/or executing and delivering or using their best efforts to cause others to execute and deliver any additional documents and/or instruments, and doing or using their best efforts to cause others to do any and all such other things as may be reasonably required by the parties or their counsel to consummate or otherwise implement the transactions contemplated by this Agreement. Unless otherwise provided herein, all such instruments so delivered shall be dated the Closing Date.


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V.      REPRESENTATIONS AND WARRANTIES OF INNOVACOM.

        5.1 Title to Property. Exhibit A accurately identifies all of the Assets of Innovacom in connection with Telemedicine Opportunity. Innovacom has good and marketable title to the Assets free and clear of all liens, encumbrances, security interests, charges, restrictions, options, mortgages, easements, rights-of-way, or other encumbrances and restrictions of any nature whatsoever, except as described in "Exhibit F" and upon consummation of the transactions contemplated hereby, Innovacom shall transfer, assign, and convey to CTEI, and CTEI shall receive from Innovacom, good and marketable title to all of the Assets free and clear of any and all liens, encumbrances, security interests, charges, or restrictions against transfer except as disclosed in "Exhibit F"

        5.2 Organization. Innovacom is a corporation duly organized, validly existing, duly qualified or licensed to do business, and in good standing under the laws of the jurisdiction of its incorporation or organization and in each jurisdiction in which the nature of the business conducted by it makes such qualification or licensing necessary, and has all requisite corporate or other power and authority and all necessary governmental approvals to own, lease, and operate its properties and to carry on its business as now being conducted, except where the failure to be so organized, existing, and in good standing or to have such power, authority, and governmental approvals would not have a material adverse effect on Innovacom.

        5.3 Corporate Authorization; Validity of Agreement. Innovacom has full corporate power and authority to execute and deliver this Agreement and the Software License Agreement to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Innovacom of this Agreement and the Software License Agreements and the consummation by them of the transactions contemplated hereby and thereby have been duly and validly authorized. This Agreement and the Software License Agreement has been duly executed and delivered by Innovacom and constitutes a valid and binding obligation of Innovacom, enforceable against each of them as applicable in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

VI.     REPRESENTATIONS AND WARRANTIES OF CTEI.

        6.1 Organization. CTEI is a corporation duly organized, validly existing, duly qualified or licensed to do business, and in good standing under the laws of the jurisdiction of its incorporation or organization and in each jurisdiction in which the nature of the business conducted by it makes such qualification or licensing necessary, and has all requisite corporate or other power and authority and all necessary governmental approvals to own, lease, and operate its properties and to carry on its business as now being conducted, except where the failure to be so organized, existing, and in good standing or to have such power, authority, and governmental approvals would not have a material adverse effect on CTEI.

        6.2 Corporate Authorization; Validity of Agreement. CTEI has full corporate power and authority to execute and deliver this Agreement to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery by CTEI of this Agreement and the consummation by them of the transactions contemplated hereby and thereby have been duly and validly authorized. This Agreement has been duly executed and delivered by CTEI and constitutes a valid and binding obligation of CTEI, enforceable against each of them as applicable in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

VII.    INDEMNIFICATION.

        7.1 Indemnification Obligations of CTEI. CTEI shall indemnify and hold Innovacom harmless from any and all liabilities and obligations arising from CTEI's operation and/or development of the Telemedicine Opportunity after the Closing Date.

        7.2 Indemnification Obligations of Innovacom. Innovacom shall indemnify and hold CTEI harmless from any and all liabilities and obligations arising from Innovacom's operation and/or development of the Telemedicine Opportunity prior to the Closing Date except for those obligations and liabilities appearing in "Exhibit B" and expressly assumed by CTEI in Section 1.2 of this Agreement.

VIII.   MISCELLANEOUS.

        8.1 Fees and Expenses. Except as contemplated by this Agreement, all costs and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated hereby shall be paid by the party incurring such expenses.

        8.2 Amendment and Modification. Subject to applicable law, this Agreement may be amended, modified, and supplemented in any and all respects by written agreement of the parties hereto at any time prior to the Closing Date with respect to any of the terms contained herein.

        8.3 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by a nationally recognized overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

               (a)    if to Innovacom:

                      Innovacom, Inc.
                      3400 Garrett Drive
                      Santa Clara, California 95054
                      Attn: Frank Alioto
                      Facsimile:    (408) 727-8778

                      with a copy to:

                      Bartel Eng Linn & Schroder
                      300 Capitol Mall, Suite 1100
                      Sacramento, CA 95814
                      Attn: Scott E. Bartel, Esq.
                      Facsimile No.: (916) 442-3442

               (b)    if to CTEI, to:

                      Champlin Turner Enterprises, Inc.
                      6651 Madison Avenue
                      Carmichael, CA  95608
                      Attn: Dr. John Champlin
                      Facsimile No.: (916) 965-5143

        8.4 Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include", "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation".

        8.5 Assignment. Neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by the parties and their respective successors and assigns.

        8.6 Jurisdiction and Venue. Any and all suits for any breach of this Agreement or for rescission or specific performance of this Agreement shall be filed and maintained in any court of competent jurisdiction in Santa Clara County, California. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

        8.7 Entire Agreement; No Third Party Beneficiaries. This Agreement (including the documents and the instruments referred to herein): (a) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and (b) are not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

        8.8 Severability. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

        8.9  Counterparts.  This  Agreement  may be  executed  in  two  or  more counterparts, by facsimile signature or otherwise, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

        IN WITNESS WHEREOF, Innovacom and CTEI have executed this Agreement as of the date specified above.


                                 INNOVACOM, INC.



                                            By:
                                                 Frank Alioto
                                                 President and Chief Executive
                                                 Officer


                                            Champlin Turner Enterprises, Inc.


                                            By:  Dr. John Champlin
                                                  President